UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2006

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13956 (Commission File Number)	56-1930691 (IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     See discussion in Item 2.03 below, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
      On September 15, 2006, COMSYS IT Partners, Inc. (the “Company”) and its U.S. subsidiaries entered into (i) a Consent, Waiver and Second Amendment to Credit Agreement with Merrill Lynch Capital, as administrative agent, ING Capital LLC, Allied Irish Banks PLC and BMO Capital Markets Financing, Inc., as co-documentation agents, GMAC Commercial Finance LLC, as syndication agent, and (ii) a Consent, Waiver and Second Amendment to Term Loan Credit Agreement with Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and a syndicate of lenders (collectively, the “Amendments”), pursuant to which the Company amended its existing credit facilities.
     Among other things, the Amendments provided for (i) an increase in the Company’s borrowing capacity under its existing first lien revolving credit facility to $145.0 million from $120.0 million and (ii) an increase in its existing first lien term loan to $10.0 million from $2.1 million, which was the principal balance prior to the Amendments. The Company used borrowings under the amended first lien facilities to prepay $70.0 million of the outstanding principal amount of its existing $100.0 million second lien term loan. The Amendments also included a provision allowing the Company to prepay without penalty the $30.0 million balance of the second lien term loan with the proceeds from an offering of common stock completed on or before December 31, 2007. The Company will incur a charge of approximately $2.6 million in the third quarter of 2006 related to the early repayment of a portion of the second lien term loan, the write-off of certain deferred financing costs and certain expenses incurred in connection with this refinancing. In addition, the Company will capitalize certain costs of this refinancing of approximately $0.5 million in the third quarter of 2006.
     Following the completion of these transactions, the Company’s total funded debt at September 15, 2006 was approximately $135.4 million, consisting of (i) a $10.0 million first lien term loan, (ii) approximately $95.4 million under the revolving credit facility and (iii) $30.0 million under the second lien term loan. The excess availability under the first lien revolving credit facility on September 15, 2006 was approximately $38.6 million. The senior term loan is scheduled to be repaid in eight equal quarterly principal installments commencing on March 31, 2007.
     The foregoing descriptions of the credit facilities are qualified in their entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Number	Exhibit
10.1*
Consent and First Amendment to Credit Agreement, dated as of March 31, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, COMSYS Services LLC, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, as co-documentation agent and as a lender, Allied Irish Banks PLC, as co-documentation agent and as a lender, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.2*
Consent, Waiver and Second Amendment to Credit Agreement, dated as of September  15, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc., PFI LLC and COMSYS IT Canada, Inc. as guarantors, COMSYS Services LLC, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, Allied Irish Banks PLC, and BMO Capital Markets Financing, Inc., as co-documentation agents and as lenders, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.3*	Guaranty, dated as of June 15, 2006, by COMSYS IT Canada, Inc. in favor of Merrill Lynch Capital, in its capacity as administrative agent.

10.4*
Consent and First Amendment to Term Loan Credit Agreement, dated as of March 31, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and the lenders from time to time party thereto.

10.5*
Consent, Waiver and Second Amendment to Term Loan Credit Agreement, dated as of September 15, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc., PFI LLC and COMSYS IT Canada, Inc., as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and the lenders from time to time party thereto.

10.6*	Guaranty, dated as of June 15, 2006, by COMSYS IT Canada, Inc. in favor of Merrill Lynch Capital, in its capacity as administrative agent, and NexBank, SSB, in its capacity as collateral agent.

99.1*	Press release entitled “COMSYS IT Partners, Inc. Announces Improvements To Credit Facilities.”

*	Filed herewith.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.
Date: September 15, 2006	By:	/s/ JOSEPH C. TUSA, JR.
		Name:	Joseph C. Tusa, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1*
Consent and First Amendment to Credit Agreement, dated as of March 31, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, COMSYS Services LLC, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, as co-documentation agent and as a lender, Allied Irish Banks PLC, as co-documentation agent and as a lender, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.2*
Consent, Waiver and Second Amendment to Credit Agreement, dated as of September  15, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc., PFI LLC and COMSYS IT Canada, Inc. as guarantors, COMSYS Services LLC, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, Allied Irish Banks PLC, and BMO Capital Markets Financing, Inc., as co-documentation agents and as lenders, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.3*	Guaranty, dated as of June 15, 2006, by COMSYS IT Canada, Inc. in favor of Merrill Lynch Capital, in its capacity as administrative agent.

10.4*
Consent and First Amendment to Term Loan Credit Agreement, dated as of March 31, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and the lenders from time to time party thereto.

10.5*
Consent, Waiver and Second Amendment to Term Loan Credit Agreement, dated as of September 15, 2006, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc., PFI LLC and COMSYS IT Canada, Inc., as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and the lenders from time to time party thereto.

10.6*	Guaranty, dated as of June 15, 2006, by COMSYS IT Canada, Inc. in favor of Merrill Lynch Capital, in its capacity as administrative agent, and NexBank, SSB, in its capacity as collateral agent.

99.1*	Press release entitled “COMSYS IT Partners, Inc. Announces Improvements To Credit Facilities.”

*	Filed herewith.